Q2 2019 Earnings Call Presentation July 24, 2019 NYSE: CUBI Member FDIC

Forward-Looking Statements This presentation, as well as other written or oral communications made from time to time by us, contains forward-looking information within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements relate to future events or future predictions, including events or predictions relating to future financial performance, and are generally identifiable by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,” “plan,” “intend,” or “anticipate” or the negative thereof or comparable terminology. Forward- looking statements in this presentation include, among other matters, guidance for our financial performance, and our financial performance targets. Forward-looking statements reflect numerous assumptions, estimates and forecasts as to future events. No assurance can be given that the assumptions, estimates and forecasts underlying such forward-looking statements will accurately reflect future conditions, or that any guidance, goals, targets or projected results will be realized. The assumptions, estimates and forecasts underlying such forward-looking statements involve judgments with respect to, among other things, future economic, competitive, regulatory and financial market conditions and future business decisions, which may not be realized and which are inherently subject to significant business, economic, competitive and regulatory uncertainties and known and unknown risks, including the risks described under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018 and subsequent Quarterly Reports on Form 10-Q and current reports on Form 8-K, including any amendments thereto, as such factors may be updated from time to time in our filings with the SEC. Our actual results may differ materially from those reflected in the forward-looking statements. In addition to the risks described under “Risk Factors” in our filings with the SEC, important factors to consider and evaluate with respect to our forward-looking statements include: • changes in external competitive market factors that might impact our results of operations; • changes in laws and regulations, including without limitation changes in capital requirements under Basel III; • changes in our business strategy or an inability to execute our strategy due to the occurrence of unanticipated events; • our ability to identify potential candidates for, and consummate, acquisition or investment transactions; • the timing of acquisition, investment or disposition transactions; • constraints on our ability to consummate an attractive acquisition or investment transaction because of significant competition for these opportunities; • local, regional and national economic conditions and events and the impact they may have on us and our customers; • costs and effects of regulatory and legal developments, including the results of regulatory examinations and the outcome of regulatory or other governmental inquiries and proceedings, such as fines or restrictions on our business activities; • our ability to attract deposits and other sources of liquidity; • changes in the financial performance and/or condition of our borrowers; • changes in the level of non-performing and classified assets and charge-offs; • changes in estimates of future loan loss reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; • inflation, interest rate, securities market and monetary fluctuations; 2

Forward-Looking Statements (Cont.) • timely development and acceptance of new banking products and services and perceived overall value of these products and services by users, including the products and services being developed and introduced to the market by the BankMobile division of Customers Bank; • changes in consumer spending, borrowing and saving habits; • technological changes; • our ability to increase market share and control expenses; • continued volatility in the credit and equity markets and its effect on the general economy; • effects of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters; • the businesses of Customers Bank and any acquisition targets or merger partners and subsidiaries not integrating successfully or such integration being more difficult, time-consuming or costly than expected; • material differences in the actual financial results of merger and acquisition activities compared with our expectations, such as with respect to the full realization of anticipated cost savings and revenue enhancements within the expected time frame; • our ability to successfully implement our growth strategy, control expenses and maintain liquidity; • Customers Bank's ability to pay dividends to Customers Bancorp; • risks relating to BankMobile, including: • our ability to maintain interchange income with the small issuer exemption to the Durbin amendment; • the implementation of Customers Bancorp, Inc.'s strategy to retain BankMobile for 2-3 years, the possibility that the expected benefits of retaining BankMobile for 2-3 years may not be achieved, or the possible effects on Customers' results of operations if BankMobile is retained for a longer period or never divested could cause Customers Bancorp's actual results to differ from those in the forward-looking statements; • our ability to manage our balance sheet under $10 billion; • our ability to execute on our White Label strategy to grow demand deposits through strategic partnerships; • material variances in the adoption rate of BankMobile's services by new students • the usage rate of BankMobile's services by current student customers compared to our expectations; 3

Forward-Looking Statements (Cont.) • the levels of usage of other BankMobile student customers following graduation of additional product and service offerings of BankMobile or Customers Bank, including mortgages and consumer loans, and the mix of products and services used; • our ability to implement changes to BankMobile's product and service offerings under current and future regulations and governmental policies; • our ability to effectively manage revenue and expense fluctuations that may occur with respect to BankMobile's student-oriented business activities, which result from seasonal factors related to the higher-education academic year; and • BankMobile's ability to successfully implement its growth strategy and control expenses. • risks related to planned changes in our balance sheet, including: • our ability to reduce the size of our multi-family loan portfolio; • our ability to execute our digital distribution strategy; and • our ability to manage the risk of change in our loan mix to include a greater proportion of consumer loans. You are cautioned not to place undue reliance on any forward-looking statements we make, which speak only as of the date they are made. We do not undertake any obligation to release publicly or otherwise provide any revisions to any forward-looking statements we may make, including any forward-looking financial information, to reflect events or circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events, except as may be required under applicable law. This presentation shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. 4

Q2 2019 Highlights • Net interest margin, tax equivalent(1) (“NIM”), expanded 5 basis points during the quarter • Expect NIM expansion of approximately 15 basis points during second half of 2019 • Total deposits grew 12% year over year and 10% during Q2 2019; DDA’s grew 35% year over year • Loan mix improved • Multi-family loans declined 15% year over year and 6% during Q2 2019 • Strong C&I loan growth; 21% year over year and 7% during Q2 2019 • Consumer loans grew $400 million during Q2 2019, equal to about 6% of total CUBI loans at June 30, 2019. Average consumer loans equaled approximately 60% of average BankMobile deposits for Q2 2019. Approximately $206 million of the consumer growth came from loan purchases in June, of which $155 million was purchased on June 28, 2019. None of the consumer loans are subprime loans. The average FICO score of the consumer loans is 745 • Expenses expected to be flat to down in the second half of 2019 from the first half of 2019 • BankMobile segment Q2 2019 net loss of $0.22 per diluted share, which included a $7.6 million provision or $0.19 per diluted share • BankMobile is expected to generate a positive earnings contribution by Q4 2019 • Credit quality remains strong • Non-performing loans were only 0.15% of total loans at June 30, 2019 and reserves equaled 330% of non-performing loans. Consumer loans are performing better than expectations • On track to achieve forward guidance • Core 2019 earnings, excluding certain notable charges, expected to exceed $2.20 per share. Hence, core EPS is expected to be $1.44 per share in second half of 2019, with Q4 2019 the highest • Core 2020 earnings expected to be over $3.00 per share (1) A non-GAAP measure, refer to the reconciliation schedules at the end of this document 5

Q2 2019 Consolidated Results GAAP vs. Core EPS(1) Q2 2019 Net Income to Common Shareholders of $5.7 million, and Diluted Earnings Per Common Share of $0.18. • $0.40 of diluted EPS from the Customers Bank Business Banking segment • ($0.22) of diluted loss per share from the BankMobile Segment compared to about break- even during Q1 2019 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 GAAP EPS $0.62 $0.07 $0.44 $0.38 $0.18 Notable Items: Severance $0.00 $0.00 $0.04 $0.00 $0.01 Losses on sale of multi-family loans $0.00 $0.00 $0.03 $0.00 $0.00 Merger and Acquisition related expenses $0.02 $0.07 $0.01 $0.00 $0.00 Loss upon acquisition of interest-only GNMA securities $0.00 $0.00 $0.00 $0.00 $0.18 Securities (gains)/losses $0.00 $0.48 $0.00 $0.00 $0.01 Core EPS (1) $0.64 $0.62 $0.53 $0.38 $0.38 (1) A non-GAAP measure; refer to the reconciliation schedules at the end of this document 6

Q2 2019 Net Interest Margin

Customers Bancorp, Inc.

FTE Net Interest Margin (1)



$ in millions
$70
$60
$50
$40
$30
$20
$10
$0
2.8%
2.7%
2.7%
2.6%
2.6%
2.5%
2.5%
2.4%
$67.3
$64.0
$61.5
$59.3
$64.7
2.62%
2.47%
2.57%
2.59%
2.64%
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Net Interest Income
FTE Net Interest Margin (1)

15 bps increase in yield on interest earning assets Q2 2019 over Q1 2019:

14 bps increase in yield on total loans and leases (26 bps increase in yield on the consumer portfolio and a 5 bps increase in yield on the multi-family portfolio, offset in part by a 29 bps decrease in yield on the commercial loans to mortgage companies).

9 bps increase in cost of total deposits and borrowing Q2 2019 over Q1 2019

(1) A non-GAAP measure; refer to the reconciliation schedules at the end of this document

Source: Company data

Earning Assets



$ in billions
$10
$8
$6
$4
$2
$0
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
4.18%
4.24%
4.31%
4.41%
4.56%
$8.8
$8.9
$8.6
$8.4
$9.0
$1.5
$1.5
$1.0
$0.9
$0.9
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Securities & Other
Loans
Yield on Interest-Earning Assets

Liabilities



$ in billions
$10
$8
$6
$4
$2
$0
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
1.88%
2.13%
2.17%
2.31%
2.39%
$7.0
$7.8
$7.9
$7.3
$7.8
$2.7
$1.9
$1.0
$1.4
$1.5
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Borrowings
Deposits
Cost of Interest-Bearing Liabilities

7

2019 Deposits: Growth In The Right Areas Deposit Growth 9.0 8.0 $2.4 7.0 $2.4 $1.6 $2.1 $1.7 6.0 5.0 4.0 $3.9 $3.7 $3.4 $3.5 $3.5 3.0 Deposits ($ in Billions)Deposits in ($ 2.0 $2.2 $2.2 $2.3 1.0 $1.7 $1.9 Growth - Jun 2018 Sep 2018 Dec 2018 Mar 2019 Jun 2019 QoQ YoY CD's $2.1 B $2.4 B $1.7 B $1.6 B $2.4 B $0.8 B 56% $0.4 B 18% MMKT / Savings $3.5 B $3.9 B $3.5 B $3.7 B $3.4 B -$0.2 B -7% -$0.1 B -2% DDA $1.7 B $2.2 B $1.9 B $2.2 B $2.3 B $0.1 B 6% $0.6 B 35% Total $7.3 B $8.5 B $7.1 B $7.4 B $8.2 B $0.8 B 10% $0.9 B 12% DDA MMKT / Savings CD's Total deposits increased $890 million, or 12%, over the year-ago period. $592 million of this growth was from lower cost DDA deposits. Source: Company Data Total may not sum due to rounding 8

Q2 2019 Loans Loan Growth $12 4.62% 5.0% 4.48% 4.35% 4.38% 4.37% $10 $0.0 $0.5 4.0% $0.0 $0.1 $0.1 $0.6 $0.7 $0.6 $0.7 $0.7 $8 $1.2 $1.2 $1.3 $1.2 $1.2 3.0% $1.8 $6 $2.1 $1.8 $1.9 $2.0 2.0% $2.0 $1.6 Loans on Yield $4 $1.5 $1.5 $2.1 Loans ($ in Billions) 1.0% $2 $3.5 $3.5 $3.3 $3.2 $3.0 Growth $0 0.0% Jun 2018 Sep 2018 Dec 2018 Mar 2019 Jun 2019 QoQ YoY Consumer $0.0 B $0.0 B $0.1 B $0.1 B $0.5 B $0.4 B 278% $0.5 B NM Residential Mortgage $0.6 B $0.6 B $0.7 B $0.7 B $0.7 B $0.0 B 4% $0.2 B 26% Non-Owner Occupied CRE $1.2 B $1.3 B $1.2 B $1.2 B $1.2 B $0.1 B 6% $0.0 B -1% Commercial - C&I, Owner Occupied $1.8 B $1.8 B $1.9 B $2.0 B $2.1 B $0.1 B 7% $0.4 B 21% Commerical - Mortgage Warehouse $2.0 B $1.6 B $1.5 B $1.5 B $2.1 B $0.5 B 34% $0.1 B 3% Multi-family Loans $3.5 B $3.5 B $3.3 B $3.2 B $3.0 B -$0.2 B -6% -$0.5 B -15% Total Loans $9.1 B $8.8 B $8.5 B $8.7 B $9.7 B $1.0 B 11% $0.6 B 7% Yield 4.35% 4.38% 4.37% 4.48% 4.62% Q2 2019 loans totaled $9.7 Billion • The yield on loans increased 14 bps from Q1 2019, and 27 bps from Q2 2018 • 118% YOY growth in consumer loans and residential mortgages • 21% YOY growth in C&I (excluding commercial loans to mortgage companies) • 15% YOY decline in multi-family loans Source: Company data NM – not meaningful 9

Superior Operating Efficiency and Costs Our Customers Bank Business Banking Segment operating costs(2), as a percentage of average assets, are at least 95 bps lower than peers and approximately 140 bps lower than the industry Total Operating Costs as a % of Average Assets (1) 3.50% 3.17% 3.13% 3.08% 3.03% 2.96% 2.92% 3.00% 2.50% 2.69% 2.63% 2.60% 2.52% 2.45% 2.45% 2.00% 1.50% 1.00% 0.50% 1.75% 1.48% 1.44% 1.27% 1.42% 1.50% 0.00% 2014 2015 2016 2017 2018 YTD June 2019 Industry Peer Customers Bank Business Banking (1) Source: S&P Global and Company data. Data based on Customers Bank Business Banking Segment unless labeled Consolidated. Peer data consists of Northeast and Mid- Atlantic banks and thrifts with comparable asset size and predominantly commercial business focused loan portfolios as further described in our 2019 proxy. Industry data includes all commercial and savings banks. Industry and peer data in the current YTD period is not yet available for all companies, therefore peer and industry data is as of March 31, 2019. (2) Operating costs consist of all non-interest expenses. 10

Outstanding Credit Quality Credit metrics remain better than peers NPLs to Total Loans Net Charge Offs / Average Total Loans 2.25% 2.06% 0.50% 0.48% 0.45% 0.47% 0.45% 0.47% 0.42% 1.70% 1.75% 1.55% 1.55% 0.40% 1.18% 1.11% 1.13% 0.30% 1.25% 0.92% 0.85% 0.80% 0.19% 0.73% 0.70% 0.20% 0.16% 0.15% 0.18% 0.75% 0.15% 0.15% 0.30% 0.32% 0.20% 0.15% 0.22% 0.10% 0.07% 0.04% 0.25% 0.15% 0.07% 0.19% 0.02% 0.04% 0.00% -0.25% 2014 2015 2016 2017 2018 YTD June 2014 2015 2016 2017 2018 YTD June 2019 2019 Industry Peer Customers Bancorp Industry Peer Customers Bancorp Note: Customers 2015 charge-offs includes 12 bps for a $9 million fraudulent loan Source: S&P Global, Company data. Peer data consists of Northeast and Mid-Atlantic banks and thrifts with comparable asset size and predominantly commercial business focused loan portfolios as further described in our 2019 proxy. Industry data includes all commercial and savings banks. Industry and peer data in the current YTD period is not yet available for all companies, therefore peer and industry data is as of March 31, 2019. 11

Outlook 2019: • On track to earn at least $2.20 of core EPS in 2019 • Net Interest Income • Net Interest Margin: Expansion through 2019 to 2.80% by Q4 2019, with a full-year net interest margin above 2.70% • Deposits: Core deposit growth is expected to maintain the same pace in the second half of 2019 as the first half of 2019 • Loans: Average interest earning assets for 2019 are expected to be roughly equal to 2018 average interest earning assets. C&I loans, excluding loans to mortgage companies, are expected to grow approximately $500 million in 2019. Consumer loans are expected to be approximately 80% of average BankMobile deposits and less than 7.5% of Customers Bank Business Banking segment loans. We currently have $1.9 billion in loans below 3.75% yield. During the second half of 2019, we plan to continue reducing these loans, focusing on the multi-family loan portfolio, by $1 billion or more • Core Non-Interest Income: 10% to 20% growth from 2018, excluding any securities gains/losses/impairment in either period • Core Non-Interest Expense: core efficiency ratio in the mid-60%s. Very modest expense growth in the Customers Banking Business Banking segment during 2019. Consolidated expenses in 2H19 are expected to be flat to down from 1H19 • Capital: Continued growth in retained earnings, providing flexibility to call preferred equity, as it becomes callable starting in 2020, and consider common stock buybacks from time to time • Effective Tax rate: 22% to 24% • BankMobile: Generate a positive earnings contribution by Q4 2019; deposits expected to grow materially during the second half of 2019 2020 and beyond: • Core EPS in 2020 of at least $3.00 • Core EPS within 3-4 years of $4.00 • Core ROAA of 1.25% in 2-3 years 12

Contacts

Customers Bancorp, Inc.

Company:

Carla Leibold, CFO
Tel: 484-923-8802
cleibold@customersbank.com

Jay Sidhu
Chairman & CEO
Tel: 610-935-8693
jsidhu@customersbank.com

Bob Ramsey
Director of IR
Tel: 484-926-7118
rramsey@customersbank.com

13

BankMobile Segment Expanded Financials

Customers Bancorp, Inc.

BankMobile Segment Income Statement ($ in 000s), Except Per Share Data

	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019
Interest income	$0	$0	$0	$0	$0	$2	$1	$2	$1	$0	$2	$1,344	$2,590	$6,761
Interest expense	$4	$5	$5	$6	$6	$11	$10	$6	$8	$125	$50	$179	$166	$210
Fund transfer pricing net credit	$1,723	$1,306	$1,381	$2,466	$4,247	$2,738	$2,693	$3,202	$4,401	$3,520	$3,875	$3,822	$5,614	$2,175
Net interest income	$1,718	$1,301	$1,376	$2,460	$4,242	$2,727	$2,684	$3,197	$4,394	$3,394	$3,827	$4,987	$8,038	$8,726
Provision for loan losses	-$1	$0	$250	$546	$0	$0	$478	$652	$243	$463	$422	$1,585	$1,791	$7,552
Deposit fees	$1	$509	$3,916	$2,500	$2,803	$1,875	$2,338	$1,833	$1,805	$1,338	$1,691	$1,713	$1,910	$2,915
Card revenue	$226	$1,730	$11,387	$10,719	$13,308	$8,521	$9,355	$9,542	$9,438	$6,199	$6,903	$7,362	$8,626	$6,541
Other fees	$0	$164	$1,062	$991	$1,216	$1,024	$2,143	$165	$1,228	$1,125	$1,246	$1,450	$1,605	$1,608
Total non-interest income	$227	$2,403	$16,365	$14,210	$17,327	$11,420	$13,836	$11,540	$12,471	$8,662	$9,840	$10,525	$12,140	$11,063
Compensation & benefits	$866	$1,708	$5,419	$5,595	$4,949	$6,965	$6,154	$5,909	$5,671	$5,918	$5,695	$5,850	$6,064	$6,997
Occupancy	$59	$67	$71	$70	$109	$104	$297	$321	$309	$321	$328	$308	$303	$317
Technology	$286	$1,448	$5,847	$6,585	$6,617	$6,386	$11,740	$9,796	$7,129	$7,172	$8,171	$8,248	$8,897	$8,347
Outside services	$251	$886	$4,264	$4,267	$4,519	$3,310	$3,871	$3,366	$2,899	$1,665	$2,205	$1,902	$2,284	$3,082
Merger related expenses	$176	$874	$144	$0	$0	$0	$0	$410	$106	$869	$2,945	$470	$0	$0
Other non-interest expenses	$397	$1,115	$4,178	$3,266	$3,025	$3,081	$4,988	$1,085	$1,835	$85	$1,645	$1,959	$1,053	$2,732
Total non-interest expense	$2,034	$6,099	$19,922	$19,783	$19,219	$19,846	$27,050	$20,888	$17,949	$16,029	$20,989	$18,267	$18,600	$21,475
Income (loss) before income tax expense	-$88	-$2,394	-$2,432	-$3,659	$2,350	-$5,699	-$11,008	-$6,803	-$1,327	-$4,436	-$7,744	-$4,340	-$212	-$9,238
Income tax expense (benefit)	-$33	-$910	-$924	-$1,390	$893	-$2,166	-$4,100	-$2,563	-$326	-$1,090	-$1,902	-$1,066	-$49	-$2,138
Net income (loss) available to common shareholders	**-$54**	**-$1,484**	**-$1,507**	**-$2,269**	**$1,457**	**-$3,533**	**-$6,908**	**-$4,239**	**-$1,001**	**-$3,346**	**-$5,842**	**-$3,274**	**-$163**	**-$7,100**
EPS	$0.00	-$0.05	-$0.05	-$0.07	$0.04	-$0.11	-$0.21	-$0.13	-$0.03	-$0.10	-$0.18	-$0.10	-$0.01	-$0.22
Core EPS	**$0.00**	**-$0.03**	**-$0.05**	**-$0.07**	**$0.02**	**-$0.14**	**-$0.16**	**-$0.12**	**-$0.03**	**-$0.08**	**-$0.11**	**-$0.09**	**-$0.01**	**-$0.22**
End of period deposits ($ in millions)	$337	$240	$533	$457	$708	$453	$781	$400	$624	$419	$732	$376	$627	$456
Average deposits ($ in millions)	$351	$286	$332	$548	$794	$532	$531	$558	$644	$468	$497	$532	$635	$489
Average loans ($ in millions)	$1	$1	$1	$5	$7	$2	$2	$2	$2	$2	$2	$59	$120	$289
Average excess deposits ($ in millions)	$350	$285	$332	$543	$787	$530	$529	$556	$642	$466	$495	$474	$515	$200
Yield earned on avg. excess deposits	**1.99%**	**1.84%**	**1.65%**	**1.80%**	**2.19%**	**2.07%**	**2.02%**	**2.29%**	**2.78%**	**3.03%**	**3.11%**	**3.20%**	**4.42%**	**4.36%**

(1) A Non-GAAP measure; refer to the reconciliation schedule at the end of this document

14

Reconciliation of Non-GAAP Measures - Unaudited Customers believes that the non-GAAP measurements disclosed within this document are useful for investors, regulators, management and others to evaluate our results of operations and financial condition relative to other financial institutions. Presentation of these non-GAAP financial measures is consistent with how Customers evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors, and other interested parties in the evaluation of companies in Customers' industry. These non- GAAP financial measures exclude from corresponding GAAP measures the impact of certain elements that we do not believe are representative of our financial results, which we believe enhance an overall understanding of our performance. Investors should consider our performance and financial condition as reported under GAAP and all other relevant information when assessing our performance or financial condition. Although non-GAAP financial measures are frequently used in the evaluation of a company, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results of operations or financial condition as reported under GAAP. The following tables present reconciliations of GAAP to Non-GAAP measures disclosed within this document. 15

Customers Bancorp, Inc.

Reconciliation of Non-GAAP Measures - Unaudited

Core Earnings - Customers Bancorp, Inc. Consolidated ($ in thousands, not including per share amounts)

	Q2 2019		Q1 2019		Q4 2018		Q3 2018		Q2 2018	
	USD	Per Share	USD	Per Share	USD	Per Share	USD	Per Share	USD	Per Share
GAAP net income to common shareholders	$ 5,681	$ 0.18	$ 11,825	$ 0.38	$ 14,247	$ 0.44	$ 2,414	$ 0.07	$ 20,048	$ 0.62
Reconciling items (after tax):										
Severance expense	373	0.01	-	-	1,421	0.04	-	-	-	-
Loss upon acqusition of interest-only GNMA securities	5,682	0.18	-	-	-	-	-	-	-	-
Merger and acquisition related expenses	-	-	-	-	355	0.01	2,222	0.07	655	0.02
Losses on sale of multi-family loans	-	-	-	-	868	0.03	-	-	-	-
(Gains) losses on investment securities	347	0.01	(2)	-	101	-	15,417	0.48	138	-
Core earnings	$ 12,083	$ 0.38	$ 11,823	$ 0.38	$ 16,992	$ 0.53	$ 20,053	$ 0.62	$ 20,841	$ 0.64

Customers Bancorp, Inc. Consolidated - Net Interest Margin, tax equivalent ($ in thousands)

	Q2 2019	Q1 2019	Q4 2018	Q3 2018	Q2 2018
GAAP Net interest income	$ 64,679	$ 59,304	$ 61,524	$ 64,001	$ 67,322
Tax-equivalent adjustment	183	181	171	172	171
Net interest income tax equivalent	$ 64,862	$ 59,485	$ 61,695	$ 64,173	$ 67,493
Average total interest earning assets	$ 9,851,150	$ 9,278,413	$ 9,518,120	$ 10,318,943	$ 10,329,530
Net interest margin, tax equivalent	2.64%	2.59%	2.57%	2.47%	2.62%

16